UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2018

Date of Report (Date of earliest event reported)

AEVI GENOMIC MEDICINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Suite 715

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On May 15, 2018, Aevi Genomic Medicine, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with JMP Securities LLC. (“JMP”), pursuant to which the Company may issue and sell shares of its common stock, $0.0001 par value per share, having an aggregate offering price of up to $20,000,000 (the “Shares”) through JMP as its agent.

Subject to the terms and conditions of the Agreement, JMP will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions, by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or if specified by the Company, by any other method permitted by law, including but not limited to in negotiated transactions. The Company or JMP may suspend or terminate the offering of Shares upon notice to the other party and subject to other conditions.

The Company has agreed to pay JMP commissions for its services in acting as agent in the sale of the Shares in the amount of 3.0% of gross proceeds from the sale of the Shares pursuant to the Agreement. The Company has also agreed to provide JMP with customary indemnification and contribution rights.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

Pepper Hamilton LLP, counsel to the Company, has issued a legal opinion relating to the legality of the issuance and the sale of the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares to be sold under the Agreement, if any, will be issued and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-209737), previously filed with the Securities and Exchange Commission (“SEC”) on February 26, 2016 and declared effective by the SEC on April 1, 2016. A prospectus supplement related to the offering is being filed with the SEC on May 15, 2018. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 2.02 Results of Operations and Financial Condition

On May 15, 2018, Aevi Genomic Medicine, Inc. issued a press release regarding its financial results for the three months ended March 31, 2018. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit
No.	Description

1.1	Equity Distribution Agreement, dated May 15, 2018, by and between Aevi Genomic Medicine, Inc. and JMP Securities LLC.

5.1	Opinion of Pepper Hamilton LLP.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 above).

99.1	Aevi Genomic Medicine, Inc. Press Release dated May 15, 2018 (furnished pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEVI GENOMIC MEDICINE, INC.

Date: May 15, 2018	By:	/s/ Brian D. Piper
Brian D. Piper
Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description

1.1	Equity Distribution Agreement, dated May 15, 2018, by and between Aevi Genomic Medicine, Inc. and JMP Securities LLC.

5.1	Opinion of Pepper Hamilton LLP.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 above).

99.1	Aevi Genomic Medicine, Inc. Press Release dated May 15, 2018 (furnished pursuant to Item 2.02).